MODIFICATION AGREEMENT


     THIS AGREEMENT is made as of the 24TH day of February, 1997, by and among PNC BANK, NATIONAL ASSOCIATION, a national banking association with offices at 1600 Market Street, Philadelphia, Pennsylvania 19103 (the "Bank") , and TEL-SAVE HOLDINGS, INC., TS INVESTMENT CORPORATION and TEL-SAVE, INC. (the "Borrower")

                                   BACKGROUND

     Bank agreed to make available to Borrower a line of credit in the principal amount of $50,000,000 (the "Line of Credit") pursuant to a letter loan agreement dated March 22, 1996 (the "Loan Agreement"). The Line of Credit is evidenced by Borrower's promissory note dated March 22, 1996 (the "Note") .

     Bank and Borrower desire to amend the Note and Loan Agreement to increase the amount of the Line of Credit and to make certain other modifications thereto, upon the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    AGREEMENT

     1. Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

     2. Restated Note. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Bank a restated note (the "Restated Note") , evidencing the Line of Credit in the principal amount of $60,000,000 in the form of Exhibit A attached hereto. Upon receipt by Bank of the Restated Note, the original Note shall be cancelled and returned to the Borrower; the Line of Credit and all accrued and unpaid interest on the original Note shall thereafter be evidenced by the Restated Note; and all references to the "Note," evidencing the Line of Credit in any documents relating thereto shall thereafter be deemed to refer to the Restated Note. Without duplication, the Restated Note shall in no way extinguish the Borrower's unconditional obligation to repay all indebtedness, including accrued and unpaid interest, evidenced by the original Note.

     3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

            (a) Paragraph 1 of the Loan Agreement is hereby amended such that the maximum amount of the Line of Credit is hereby increased from $50,000,000 to $60,000,000.

            (b) The first sentence of Paragraph 5(b) of the Loan Agreement is hereby amended and restated to read in full as follows:

               (b) Euro-Rate Option. A rate of interest per annum (computed on the basis of a year of 360 days and the actual number of days elapsed) equal to the sum of (i) the Euro-Rate plus (ii) (A) eighty-seven and one-half (87.5) basis points (7/8%) per annum, for Loans up to and including $50,000,000, and (B) one hundred (100) basis points (1%) per annum, for Loans over $50,000,000, in each case, for the Euro-Rate Interest Period in an amount equal to the Loan bearing interest under the Euro-Rate option and having a comparable maturity as determined at or about 11 a.m. (eastern time) two (2) Business Days prior to the commencement of the Euro-Rate Interest Period.

     3. Loan Documents. Except where the context clearly requires otherwise, all references to the Loan Agreement in the Note or any other document delivered to Bank in connection therewith shall be to the Loan Agreement as amended by this Agreement.

     4. Borrower's Ratification. Borrower agrees that it has no defenses or set-offs against the Bank, its officers, directors, employees, agents or attorneys with respect to the Note and the Loan Agreement, all of which are in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrower hereby ratifies and confirms its obligations under the Note and the Loan Agreement and agrees that the execution and the delivery of this Agreement does not in any way diminish or invalidate any of its obligations thereunder. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BORROWER HEREBY RATIFIES AND CONFIRMS THE WARRANT OF ATTORNEY GIVEN IN THE NOTE.

     5. Renresentations and Warranties. Borrower hereby certifies that:


            (a)  except  as  otherwise   previously   disclosed  to  Bank,   the
representations and warranties made in the Note and the Loan Agreement are true and correct as of the date hereof.





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
            (b) no Event of Default under the Note or the Loan Agreement and no event which with the passage of time or the giving of notice or both could become an Event of Default, exists on the date hereof; and

(c) this Agreement has been duly authorized, executed and delivered so as to constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

All of the above representations and warranties shall survive the making of this Agreement.

     6. No Waiver. This Agreement does not and shall not be deemed to constitute a waiver by Bank of any Event of Default under the Note or Loan Agreement, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate Bank to agree to any further modifications of the terms of the Note and Loan Agreement or constitute a waiver of any of Bank's other rights or remedies.

     7. Conditions to Effectiveness of Agreement. Bank's willingness to agree to the increase and modifications contained herein are subject to the prior satisfaction of the following conditions:

            (a) execution of this Agreement, the Restated Note and a Disclosure of Confession of Judgment, each in form and substance satisfactory to the Bank; and

            (b) delivery of resolutions of Borrowers authorizing execution and delivery of this Agreement and the Restated Note.

     8. Miscellaneous

            (a) All terms, conditions, provisions and covenants in the Note, the Loan Agreement, and all other documents delivered to Bank in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Agreement is or may be deemed expressly inconsistent with any term or provision in the Loan Agreement, the Note or any other document executed in connection therewith, the terms and provisions hereof shall control.

            (b) This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.




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
            (c) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             BORROWER

[SEAL]                                       TEL-SAVE HOLDINGS, INC.

  Attest: /s/ Aloysius T. Lawn IV            By: /s/ Joseph A. Schenk
          -----------------------------           ------------------------------

  Title:  Secretary                          Title:   CFO
         ------------------------------              ---------------------------


[SEAL]                                       TS INVESTMENT CORPORATION


 Attest: /s/ Aloysius T. Lawn IV             By: /s/ Joseph A. Schenk
         -----------------------------           ------------------------------

 Title:  Secretary                           Title:   CFO
        ------------------------------              ---------------------------


[SEAL]                                       TEL-SAVE, INC.


 Attest: /s/ Aloysius T. Lawn IV             By: /s/ Joseph A. Schenk
         -----------------------------           ------------------------------

 Title:  Secretary                           Title:   CFO
        ------------------------------              ---------------------------

                                             BANK

                                             PNC BANK, NATIONAL ASSOCIATION

                                             By: /s/ David E. Hopkins
                                                 ----------------------------

                                             Title: Vice President
                                                   -------------------------

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